Exhibit 24
                                                           ----------



                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1998, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of February 1999.



                                         /s/ JAMES R. ADAMS
                                         James R. Adams






















                                                           Exhibit 24
                                                           ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1998, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of February 1999.



                                         /s/ DAVID L. BOREN
                                         David L. Boren


























                                                           Exhibit 24
                                                           ----------





                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1998, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of February 1999.



                                         /s/ JAMES B. BUSEY IV
                                         James B. Busey IV


























                                                           Exhibit 24
                                                           ----------





                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1998, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of February 1999.



                                         /s/ DANIEL A. CARP
                                         Daniel A. Carp


























                                                           Exhibit 24
                                                           ----------






                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1998, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of February 1999.



                                         /s/ THOMAS J. ENGIBOUS
                                         Thomas J. Engibous


























                                                           Exhibit 24
                                                           ----------





                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1998, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of February 1999.



                                         /s/ GERALD W. FRONTERHOUSE
                                         Gerald W. Fronterhouse



























                                                           Exhibit 24
                                                           ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1998, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of February 1999.



                                         /s/ DAVID R. GOODE
                                         David R. Goode


























                                                           Exhibit 24
                                                           ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1998, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of February 1999.



                                         /s/ CLAYTON K. YEUTTER
                                         Clayton K. Yeutter